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                                                       Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement Files No. 33-91974 and 33-46971.




                                   ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
March 31, 1998